UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024

BLUE OWL CREDIT INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On October 18, 2024, Blue Owl Credit Income Corp. (the “Company”) entered into the Third Amendment to that certain Amended and Restated Senior Secured Revolving Credit Agreement (the “Third Amendment”), which amends that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 11, 2022 (as amended by the First Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 2, 2023, as amended by the Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of April 19, 2024 and as further amended by the Third Amendment). The parties to the Third Amendment include the Company, as Borrower, the subsidiary guarantors party thereto solely with respect to Section 5.9 therein, the lenders party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent. The Third Amendment, among other things, (i) extends the revolver availability period from November 2027 to October 2028, (ii) extends the scheduled maturity date from November 2028 to October 2029, (iii) increases the total facility amount from $1,945,000,000 to $2,950,000,000, (iv) increases the accordion provision to permit increases to a total facility amount of up to $4,600,000,000, (v) reduces the unused fee from 0.375% to 0.350% on all unused commitments, (vi) reduces the applicable margin from (a) with respect to any ABR Loan, 1.00% to 0.875% per annum, (b) with respect to any Term Benchmark Loan, 2.00% to 1.875% per annum, and (c) with respect to any RFR Loan, 2.00% to 1.875% per annum and (vii) resets the minimum shareholders’ equity test.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Third Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of October 18, 2024, among Blue Owl Credit Income Corp., the Subsidiary Guarantors party thereto, Citibank, N.A., as a Lender, and Sumitomo Mitsui Banking Corporation, as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CREDIT INCOME CORP.

Dated: October 24, 2024	By:	/s/ Bryan Cole
	Name:	Bryan Cole
	Title:	Chief Operating Officer and Chief Financial Officer